SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 5, 2003

CORAUTUS GENETICS INC.

(Exact Name Of Registration As Specified In Charter)

Delaware	0-27264	33-0687976
(State of	(Commission File No.)	(I.R.S. Employer
Incorporation)		Identification No.)

10030 Barnes Canyon Road

San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 678-0000

(Registrant’s telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets.

On February 5, 2003, GenStar Therapeutics Corporation (“GenStar”) completed a merger with Vascular Genetics Inc. (“Vascular Genetics”) based upon the Agreement and Plan of Reorganization dated as of September 12, 2002, as amended (the “Merger Agreement”), by and among GenStar, Genesis Acquisition Corporation, a wholly owned subsidiary of GenStar, and Vascular Genetics. Pursuant to the Merger Agreement, Genesis Acquisition Corporation was merged with and into Vascular Genetics, with Vascular Genetics surviving the merger and becoming a wholly owned subsidiary of GenStar (the “Merger”).

Upon consummation of the Merger, GenStar changed its name to Corautus Genetics Inc. (AMEX: CAQ) and the stockholders of Vascular Genetics became stockholders of Corautus. The focus of Corautus’s efforts will be the clinical development of gene therapy products using Vascular Endothelial Growth Factor 2 (VEGF-2), a vascular growth factor gene, for the treatment of severe cardiovascular disease.

At the time of the Merger, the Corautus common stock, and options and warrants to purchase Corautus common stock, issued to the Vascular Genetics stockholders in connection with the Merger represented approximately 50% of the outstanding common stock of Corautus after the Merger, assuming exercise of all outstanding options and warrants to purchase common stock of Corautus and the conversion of all outstanding Corautus preferred stock, but excluding the conversion of Corautus’s Series C preferred stock. The number of shares of Corautus common stock to be issued upon the conversion of Corautus’s Series C preferred stock is based on future milestones and cannot be determined as of the date of the completion of the Merger. Because the Merger was structured as a merger of equals, the total shares issuable to Vascular Genetics stockholders includes an additional 500,000 shares in lieu of shares attributable to the conversion of the outstanding Corautus Series C preferred stock.

The number of shares of Corautus common stock issued for each share of Vascular Genetics’s stock in connection with the Merger is based on exchange ratios determined in accordance with the Merger Agreement. These exchange ratios were based on the capital structure of GenStar five days prior to the effective time of the Merger and the capital structure of Vascular Genetics immediately prior to the effective time of the Merger. Vascular Genetics common stockholders are entitled to receive 1.395837583 shares of Corautus common stock in exchange for each share of Vascular Genetics common stock, and holders of Vascular Genetics Series B preferred stock are entitled to receive 2.416522738 shares of Corautus common stock in exchange for each share of Vascular Genetics Series B preferred stock. In connection with the Merger, all shares of Vascular Genetics Series A and Series C preferred stock were converted into Vascular Genetics common stock at the applicable conversion ratios before the completion of the Merger. No fractional shares were issued in the Merger. The number of shares of Corautus common stock received by each Vascular Genetics stockholder was rounded down to the nearest whole share.

Pursuant to the Merger, Corautus assumed all outstanding options and warrants to purchase Vascular Genetics capital stock. Each option or warrant to purchase Vascular Genetics capital stock outstanding immediately prior to the effective time of the Merger became exercisable for the number of shares of Corautus common stock that would have been issued to the holder of such option or warrant had the option or warrant been exercised immediately prior to the Merger, with the number of shares and exercise price adjusted appropriately. The other terms of the assumed options and warrants remain the same.

Item 7.    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

Pursuant to Instruction B.3. of the General Instructions to Form 8-K, Financial Statements have previously been reported in GenStar’s Proxy Statement/Prospectus dated December 19, 2002 included in GenStar’s Registration Statement on Form S-4/A (Registration No. 333-101606), and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

Pursuant to Instruction B.3. of the General Instructions to Form 8-K, Pro Forma Combined Financial Information for GenStar and Vascular Genetics has previously been reported in GenStar’s Proxy Statement/Prospectus dated December 19, 2002 included in GenStar’s Registration Statement on Form S-4/A (Registration No. 333-101606), and is incorporated herein by reference.

(c)    Exhibits.

Exhibit Number	Description
2.1

Agreement and Plan of Reorganization, dated as of September 12, 2002, by and among GenStar Therapeutics Corporation, Genesis Acquisition Corporation and Vascular Genetics Inc. (included as Annex A-1 to the GenStar Proxy Statement/Prospectus dated December 19, 2002 included in GenStar’s Registration Statement on Form S-4/A (Registration No. 333-101606), and incorporated herein by reference).

2.2

Amendment to Agreement and Plan of Reorganization, dated as of November 26, 2002, by and among GenStar Therapeutics Corporation, Genesis Acquisition Corporation and Vascular Genetics Inc. (included as Annex A-2 to the GenStar Proxy Statement/Prospectus dated December 19, 2002 included in GenStar’s Registration Statement on Form S-4/A (Registration No. 333-101606), and incorporated herein by reference).

2.3	Second Amendment to Agreement and Plan of Reorganization, dated as of February 5, 2003, by and among GenStar Therapeutics Corporation, Genesis Acquisition Corporation and Vascular Genetics Inc.

23.1	Consent of Ernst & Young LLP, independent auditors (Vascular Genetics).

23.2	Consent of Perelson Weiner, LLP, independent accountants (Vascular Genetics).

99.1	Press Release, issued February 6, 2003.

99.2	Press Release, issued February 11, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Corautus Genetics Inc.

Date: February 14, 2003	By: /s/ Robert T. Atwood Robert T. Atwood Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Reorganization, dated as of September 12, 2002, by and among GenStar Therapeutics Corporation, Genesis Acquisition Corporation and Vascular Genetics Inc. (included as Annex A-1 to the GenStar Proxy Statement/Prospectus dated December 19, 2002 included in GenStar’s Registration Statement on Form S-4/A (Registration No. 333-101606), and incorporated herein by reference).

2.2

Amendment to Agreement and Plan of Reorganization, dated as of November 26, 2002, by and among GenStar Therapeutics Corporation, Genesis Acquisition Corporation and Vascular Genetics Inc. (included as Annex A-2 to the GenStar Proxy Statement/Prospectus dated December 19, 2002 included in GenStar’s Registration Statement on Form S-4/A (Registration No. 333-101606), and incorporated herein by reference).

2.3	Amendment to Agreement and Plan of Reorganization, dated as of February 5, 2003, by and among GenStar Therapeutics Corporation, Genesis Acquisition Corporation and Vascular Genetics Inc.

23.1	Consent of Ernst & Young LLP, independent auditors (Vascular Genetics).

23.2	Consent of Perelson Weiner, LLP, independent accountants (Vascular Genetics).

99.1	Press Release, issued February 6, 2003.

99.2	Press Release, issued February 11, 2003.